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                                                                    EXHIBIT 99.2

                               VOTING AGREEMENT

     THIS VOTING AGREEMENT ("Agreement") is made and entered into as of June 22, 1999 by and among Newbridge Networks Corporation, a Canadian corporation ("Newbridge"), Saturn Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Newbridge ("Merger Sub"), and the person whose name appears on the signature page hereto as a stockholder of Stanford Telecommunications, Inc., a Delaware corporation ("Stel"), acting in his capacity as a stockholder of Stel and not in any other capacity ("Stockholder").

     A. Concurrently with the execution of this Agreement, Newbridge, Merger Sub and Stel are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which the parties thereto have agreed, upon the terms and subject to the conditions set forth therein, to merge Merger Sub with and into Stel (the "Merger"). Capitalized terms used and not otherwise defined herein, and defined in the Merger Agreement, shall have the respective meanings ascribed to them in the Merger Agreement.

     B. As of the date hereof, Stockholder is a recordholder and a Beneficial Owner (as defined hereinafter) of the number of Existing Shares (as defined hereinafter) of the Common Stock, par value $.01 per share, of Stel (the "Stel Common Stock") set forth on the signature page hereto, with plenary authority to enter into and perform this Agreement.

     C. As an inducement and a condition to entering into the Merger Agreement, Newbridge has required Stockholder to agree, and Stockholder has agreed, to enter into this Agreement.

     The parties agree as follows:

     1.   Certain Definitions.  For purposes of this Agreement:

          (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a person include securities Beneficially Owned by all other persons with whom such person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act with respect to the securities of the same issuer.

          (b) "Existing Shares" means (subject to Section 7 hereof) shares of Stel Common Stock Beneficially Owned by Stockholder as of the date hereof.

          (c) "Securities" means the Existing Shares together with any shares of Stel Common Stock or other securities of Stel acquired by Stockholder in any capacity after the date hereof and prior to the termination of this Agreement, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of
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shares or the like, gift, bequest, inheritance or as a successor in interest in any capacity or otherwise.

     2. Representations and Warranties of Stockholder. Stockholder represents and warrants to Newbridge and Merger Sub as follows:

          (a) On the date hereof, Stockholder is a recordholder and a Beneficial Owner of the Existing Shares consisting of the number of shares of Stel Common Stock set forth on the signature page hereto. On the date hereof, the Existing Shares constitute all of the shares of Stel Common Stock owned of record or Beneficially Owned by Stockholder. There are no outstanding options or other rights to acquire from Stockholder, or obligations of Stockholder to sell or to acquire, any shares of Stel Common Stock. Stockholder shares voting power and power to issue instructions with respect to the matters set forth in Sections 5 and 8 hereof, power of disposition, power of conversion, power to demand appraisal rights and power to agree to all of the matters set forth in this Agreement with Stockholder's spouse, in each case with respect to all of the Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement and no other person is a recordholder or Beneficial Owner of, or has any of such powers with respect to, the Existing Shares.

          (b) Stockholder holds a proxy from Stockholder's spouse with respect to all of the Existing Shares and has the sole legal capacity, power and authority to enter into and perform all of Stockholder's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

          (c) Except for any applicable filings under federal and state securities laws, no filing with, and no permit, authorization, consent or approval of, any Government Entity is necessary for the execution of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby. None of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, acceleration, redemption or purchase) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, or other instrument or obligation to which Stockholder is a party or by which Stockholder or any of Stockholder's properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Stockholder or any of Stockholder's properties or assets.

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          (d) Except as permitted by this Agreement, the Existing Shares and the
Securities are now and, at all times during the term hereof, will be, held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of all mortgages, claims, charges, liens, security interests, pledges or options, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever ("Encumbrances"), except for any such Encumbrances arising hereunder.

          (e) No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Stockholder.

          (f) Stockholder understands and acknowledges that Newbridge is entering into, and causing Merger Sub to enter into, the Merger Agreement in reliance upon Stockholder's concurrent execution and delivery of this Agreement.

     3. Representations and Warranties of Newbridge and Merger Sub. Each of Newbridge and Merger Sub hereby, jointly and severally, represents and warrants to Stockholder as follows:

          (a) Each of Newbridge and Merger Sub has the corporate power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by each of Newbridge and Merger Sub and constitutes a valid and binding agreement of Newbridge and Merger Sub, enforceable against each of Newbridge and Merger Sub in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

          (b) Except for filings under the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any Government Entity is necessary for the execution of this Agreement by Newbridge and Merger Sub and the consummation by Newbridge and Merger Sub of the transactions contemplated hereby, and none of the execution and delivery of this Agreement by each of Newbridge and Merger Sub, the consummation by each of Newbridge and Merger Sub of the transactions contemplated hereby or compliance by each of Newbridge and Merger Sub with any of the provisions hereof shall (i) conflict with or result in any breach of any organizational documents applicable to either Newbridge or Merger Sub, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, acceleration, redemption or purchase) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, or other instrument or obligation of any kind to which either Newbridge or Merger Sub is a party or by which either Newbridge or Merger Sub or any of their respective properties or assets may be bound, or (iii) violate any order, writ, injunction, decree,

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judgment, statute, rule or regulation applicable to either Newbridge or Merger
Sub or any of their respective properties or assets.

     4. Disclosure. Stockholder hereby agrees to permit Newbridge to publish and disclose in the Registration Statement and the Proxy Statement/Prospectus (including all documents and schedules filed with the SEC), and in any press release or other disclosure document which Newbridge, in its sole discretion, determines to be necessary or desirable in connection with the Merger and any transactions related thereto, Stockholder's identity and ownership of Stel Common Stock and the nature of Stockholder's commitments, arrangements and understandings under this Agreement.

     5.   Certain Restrictions.

          (a) Stockholder will not directly or indirectly (i) solicit, facilitate or encourage submission of (including by way of furnishing or disclosing information) any proposal, bid, offer, inquiry or other expression of interest which constitutes or is reasonably likely to lead to any Acquisition Proposal or (ii) in the event of any unsolicited Acquisition Proposal for Stel or its subsidiaries, engage in negotiations or discussions with, or provide any information to, any Person (other than Newbridge and its Representatives) relating to any Acquisition Proposal. Stockholder will immediately (and in no event more than 24 hours after receipt thereof) notify Newbridge of any Acquisition Proposal, or any request for information, access, discussion or negotiation, received by Stockholder relating to an Acquisition Proposal. Such notice to Newbridge shall be made orally and in writing and shall include a copy of any writing submitted by any such Person making an Acquisition Proposal or request, and shall indicate the identity of such Person and the substance, terms and conditions of such Acquisition Proposal or request. Stockholder will immediately cease and cause to be terminated any existing activities, negotiations or discussions of Stockholder with any Person conducted heretofore with respect to any Acquisition Proposal relating to Stel, other than discussions or negotiations with Newbridge and its Representatives. For purposes of this Agreement, Stel is not deemed to be an affiliate of Stockholder.

          (b) Prior to the termination of this Agreement, Stockholder agrees not to, directly or indirectly, take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect.



     6. Voting of Stel Common Stock. Stockholder hereby irrevocably and unconditionally agrees that during the period commencing on the date hereof and continuing until the first to occur of (a) the Effective Time or (b) termination of this Agreement in accordance with its terms, Stockholder will appear at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Stel Common Stock, however called, or in connection with any written consent of the holders of Stel Common Stock presented to Stockholder, or otherwise cause the Securities to be counted as present thereat for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Securities in favor of the adoption of the Merger Agreement and the approval of other actions

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contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof.

     7. Distributions. In the event of a stock dividend or distribution, or any change in the Stel Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of share or the like other than pursuant to the Merger, the terms "Existing Shares" and "Securities" will be deemed to refer to and include the shares of Stel Common Stock as well as all such stock dividends and distributions and any shares into which or for which any or all of the Securities may be changed or exchanged, and appropriate adjustments shall be made to the terms and provisions of this Agreement.

     8. Reasonable Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement. Each party shall promptly consult with the other and provide any necessary information and material with respect to all filings made by such party with any Government Entity in connection with this Agreement and the Merger Agreement and the transactions contemplated hereby and there by.

     9. Termination. This Agreement shall terminate on the earlier to occur of: (a) the termination of the Merger Agreement; (b) the agreement of the parties hereto to terminate this Agreement; or (c) the Effective Time of the Merger.

     10.  Miscellaneous.

          (a) Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of Newbridge, Merger Sub and Stockholder at any time prior to the Effective Time.

          (b) Any failure of Stockholder, on one hand, or Newbridge or Merger Sub, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by Newbridge or Merger Sub, or Stockholder, respectively, only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 10(b).

          (c) All notices and other communications hereunder shall be in writing (except the notice required in the case of Section 5(a), which notice shall be delivered both orally and in writing) and shall be delivered personally by overnight courier or similar means or sent by facsimile with written confirmation of receipt, to the parties at the addresses specified below (or at such other address for a party as shall be specified by like notice). Any such notice shall be

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effective upon receipt, if personally delivered or on the next business day following transmittal if sent by confirmed facsimile. Notices, including oral notices, shall be delivered as follows:

          if to Stel, to:               1221 Crossman Avenue
                                        P.O. Box 3733
                                        Sunnyvale, California
                                        Telephone:(408) 745-0818
                                        Facsimile: (408) 745-2410
                                        Attention:Gary Wolf

                    with a copy to:     Thelen Reid & Priest LLP
                                        333 West San Carlos Street, 17th Floor
                                        San Jose, California 95110-2701
                                        Telephone: (408) 292-5800
                                        Facsimile:  (408) 287-8040
                                        Attention: Jay L. Margulies

 if to Newbridge, or Merger Sub,to:     600 March Road
                                        P.O. Box 13600
                                        Kanata, Ontario, Canada K2K 2E6
                                        Telephone: (613) 591-3600
                                        Facsimile: (613) 599-3672
                                        Attention: Peter Nadeau

                    with a copy to:     Heller Ehrman White & McAuliffe
                                        525 University Avenue
                                        Palo Alto, California  94301
                                        Telephone: (650) 324-7000
                                        Facsimile: (650) 324-0638
                                        Attention:  Stephen C. Ferruolo (Matter
                                        #21969-0009)

          if to Stockholder, to:        the address set forth on the signature
                                         page

          (d) Neither this Agreement nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or remedies hereunder upon any other person except the parties hereto.

          (e) This Agreement shall be governed by the laws of the State of without reference to principles of conflicts of law.

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          (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g) In case any one or more of the provisions contained in this Agreement should be finally determined to be invalid, illegal or unenforceable in any respect against a party hereto, it shall be adjusted if possible to effect the intent of the parties. In any event, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability shall only apply as to such party in the specific jurisdiction where such final determination shall have been made.

          (h) The article and section headings contained in this Agreement are solely for the purpose of reference and shall not in any way affect the meaning or interpretation of this Agreement.

          (i) This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein and therein.

          (j) Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages. Therefore, in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

          (k) All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

          (l) From time to time, at any other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

          (m) Notwithstanding any other provision of this Agreement (including, without limitation, Section 5 hereof), nothing contained in this Agreement shall bind or obligate Stockholder to act or refrain from acting in any capacity other than as a stockholder of Stel, it being expressly understood and agreed that this Agreement shall not bind or obligate Stockholder in his capacity as a director or officer of Stel

                       [Rest of page intentionally blank]

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     IN WITNESS WHEREOF,  the parties hereto have signed this Voting Agreement, in the case of corporate parties, by their respective duly authorized officers, as of the date first above written.



                                             NEWBRIDGE NETWORKS CORPORATION
________________________________________
Stockholder Name

                                             By:_______________________________
                                             Print Name:_______________________
Signature:______________________________     Print Title:______________________


NUMBER OF EXISTING SHARES                    SATURN ACQUISITION CORP.
BENEFICIALLY OWNED BY
STOCKHOLDER:____________________________

                                             By:_______________________________
ADDRESS OF STOCKHOLDER:                      Print Name:_______________________
________________________________________     Print Title:______________________

________________________________________

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